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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) December 20, 2002
                                                        -----------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                      1-13936               52-1940834
      --------                      -------               ----------
(State or other Jurisdiction of    (Commission           (IRS Employer
 Incorporation or Organization     File Number)          Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.
         ------------

      On December 20, 2002, BostonFed Bancorp, Inc., a Delaware corporation (the "Company"), the parent of Boston Federal Savings Bank and Broadway National Bank, announced the resignation of Mr. Gene J. DeFeudis as director of the Company and its affiliated entities, effective December 31, 2002.

      The press release issued by the Company is filed herewith as Exhibit 99.1.


ITEM 7(c).    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

Exhibit 99.1   Press Release issued by BostonFed Bancorp, Inc. on December 20,
               2002.




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CONFORMED



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BOSTONFED BANCORP, INC.



Dated: December 23, 2002       By:  /s/ John A. Simas
                                    --------------------------------------------
                                    Name:  John A. Simas
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary





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                                  EXHIBIT INDEX


Exhibit 99.1   Press Release issued by BostonFed Bancorp, Inc. on December 20,
               2002.